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                                                                   EXHIBIT 23.2

CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to Registration Statement on Form S-1, under the captions "Federal Income Tax Consequences," "Legal Matters" and "Experts."

New York, New York


January 7, 2005

                                                     /s/ Dorsey & Whitney LLP

                                                     Dorsey & Whitney LLP